NET FINANCE INCOME (EXPENSES) (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure Of Net Finance Income Expense Explanatory [Abstract]
Disclosure of detailed information about finance income expenses [Text Block]
	Year ended	Year ended
	December 31, 2017	December 31, 2016
Interest income	$1,081	$976
Accretion expense on decommissioning and restoration liability	(562)	(495)
Interest expense	(30,419)	-
Amortization of deferred financing costs	(20,790)	-
Other finance costs	(1,529)	(359)
	$(52,219)	$122